Exhibit 99.1

EDITORIAL CONTACTS:                                                                                          PRGP05018

Michele Drake

+ 650 752 5296

michele_drake@agilent.com

Jorgen Tesselaar (Europe and Asia)

+31 20 547 2825

jorgen_tesselaar@agilent.com

INVESTOR CONTACT:

Hilliard Terry

+1 650 752 5329

hilliard_terry@agilent.com

Agilent Technologies Reports Second Quarter 2005 Results

PALO ALTO, Calif., May 16, 2005 — Agilent Technologies Inc. (NYSE: A) today reported orders of $1.73 billion for the second fiscal quarter ended April 30, 2005, 9 percent below one year ago. Revenues during the quarter were $1.69 billion, 8 percent below last year. Second quarter GAAP net earnings were $95 million, or $0.19 per diluted share, compared with $104 million, or $0.21 per share, in last year’s second quarter.

Excluding a net $6 million composed largely of restructuring charges and tax benefits, Agilent reported second quarter operating net income of $101 million, or $0.20 per share. On a comparable basis, the company earned $119 million, or $0.24 per share, one year ago. (1)

“Agilent had a solid second quarter performance,” said Bill Sullivan, Agilent president and chief executive officer. “We demonstrated operational discipline and excellent cash generation in very challenging markets. As the world’s premier measurement company, we also continued to build upon our strong foundation of innovation, with new product introductions that will extend Agilent’s market and technology leadership.”

The company reported second quarter revenues of $1.69 billion, consistent with its expectations of $1.60 billion to $1.70 billion. Operating earnings, at $0.20 per share, were also within the guidance range of $0.18 to $0.23 per share. Gross margins improved by 2 percentage points compared with last year, despite 8 percent lower revenues and more difficult conditions in many of Agilent’s markets. Operating expenses remained under good control. During the quarter, the company generated approximately $160 million in free cash flow(2) from operations, bringing total cash on hand to $2.7 billion.

Looking ahead, Agilent said it expects third quarter fiscal 2005 revenues of $1.70 billion to $1.80 billion, with the beginning of a modest rebound in its semiconductor-related businesses offsetting the company’s normally weak third quarter seasonality. Operating earnings are expected to be in the range of $0.23 to $0.28 per share (3). As for the fourth quarter, normal fourth quarter seasonality would suggest a range of revenues about 5 percent above the third quarter and an increase in operating earnings of about $0.10 per share(3).

Segment Results

Life Sciences and Chemical Analysis

(in $ millions)

	Q2:F05	Q2:F04	Q1:F05
Orders	385	338	356
Revenues	344	333	354
Operating Profit(4)	39	37	51

Momentum in Life Sciences and Chemical Analysis eased a bit in this year’s second quarter. While orders of $385 million were 14 percent above last year, February and March were relatively soft and a surge in April orders came late in the month. As a result, revenue of $344 million was up only 3 percent compared with last year. Life Sciences orders were up 17 percent, with strength in both large pharmaceuticals and generic drug manufacturers, while Chemical Analysis orders were up 11 percent compared with last year.

Segment profits of $39 million were above last year on an $11 million increase in revenues. Compared with one year ago, gross margins improved by nearly 3 percentage points but were offset by higher investments in Life Sciences. Sustained profits, a lower tax rate and excellent capital management enabled the segment to achieve a Return On Invested Capital (5) (ROIC) of 22 percent during the quarter compared with last year’s ROIC of 15 percent.

Test and Measurement

(in $ millions)

	Q2:F05	Q2:F04	Q1:F05
Orders	757	739	652
Revenues	748	700	700
Operating Profit(4)	72	12	63

Second quarter Test and Measurement orders of $757 million were 2 percent above one year ago and up 16 percent from the seasonally weak first quarter. Overall segment demand was characterized by a stabilizing market for wireless handset manufacturing test, growth in wireline test markets, and robust demand for Agilent’s line of oscilloscopes and logic analyzers. Revenues of $748 million were 7 percent above last year and the prior three months.

Second quarter operating profits of $72 million were improved by $60 million compared with one year ago on a $48 million increase in revenues, demonstrating the continuing benefits of past years’ restructuring programs. Compared with the first quarter, segment profits were up $9 million on a $48 million increase in revenues while segment expenses increased seasonally. During the quarter, Test and Measurement achieved a 15 percent ROIC, up from 1 percent last year and 3 points above the first quarter because of higher profits and significant improvements in capital management.

Automated Test

(in $ millions)

	Q2:F05	Q2:F04	Q1:F05
Orders	171	286	160
Revenues	181	266	155
Operating Profit(4)	(20)	35	(34)

Second quarter Automated Test orders were up for the second consecutive quarter at $171 million, 7 percent above the first quarter and 25 percent above last year’s fourth quarter trough. However, compared with last year’s second quarter peak, this quarter’s orders are still down 40 percent, with all product lines off. Sequentially, the picture is mixed, with SOC and manufacturing test up but flash memory and parametric test lower. While the rebound is expected to be very slow because of excess overall industry capacity, the recovery is expected to continue and broaden during this year’s second half, given the excellent customer acceptance of Agilent’s new SOC, flash, and manufacturing test products. Revenues of $181 million were 32 percent below last year but up 17 percent sequentially.

The second quarter segment loss of $20 million represents an improvement of $14 million compared with the first quarter on a $26 million increase in revenues. Gross margins improved during the quarter in part due to new product acceptance. Versus last year, profits are down $55 million on an $85 million revenue decline because of lower volumes and intense competitive pressures. Operating expenses were relatively flat year-to-year to support the new product introductions.

Semiconductor Products

(in $ millions)

	Q2:F05	Q2:F04	Q1:F05
Orders	464	443	380
Revenues	414	457	381
Operating Profit(4)	12	50	15

Semiconductor Products orders of $464 million during the second quarter were up 5 percent from one year ago and up 22 percent sequentially. With a book-to-bill ratio of 1.12 compared with 1.00 in the first quarter and 0.97 one year ago, it appears that the inventory-related adjustment to semiconductor production has been largely completed. Personal systems components orders were up 2 percent from last year, with particular strength in optical mice offsetting some weakness in handset-related components. Networking systems components were up 11 percent from last year, led by gains in fiber optics and storage components. Second quarter revenues of $414 million were 9 percent below last year and up 9 percent sequentially.

Segment profits of $12 million were $38 million below last year on a $43 million drop in revenues. Margins continued to suffer from lower volumes and competitive pressures as the industry worked through its inventory adjustment. Sequentially, profits were $3 million lower on a $33 million increase in revenues as mix shifted to lower margin products. Segment ROIC(5) was 6 percent during the quarter compared with 21 percent one year ago; compared with the first quarter, ROIC was the same.

About Agilent Technologies

Agilent Technologies Inc. (NYSE: A) is the world’s premier measurement company and a technology leader in communications, electronics, life sciences and chemical analysis. The company’s 28,000 employees serve customers in more than 110 countries. Agilent had net revenue of $7.2 billion in fiscal year 2004. Information about Agilent is available on the Web at www.agilent.com.

Agilent management will host a live webcast of its quarterly conference call with the investment community in listen-only mode today at 1:30 p.m. (PT). Listeners may log on at www.investor.agilent.com and select “Second Quarter FY05 Financial Results Conference Call” under “Events & Presentations.” The webcast will remain on the company site for 90 days.

A telephone replay of the conference call will be available from 4:30 p.m. (PT) today through May 23 by dialing +1 719 457 0820 and entering pass code 4033537.

Forward-Looking Statements

This news release contains forward-looking statements (including, without limitation, information regarding new product introductions and the extension of our markets and technology leadership; revenues; the nature and timing of the rebound and recovery in the semiconductor-related businesses; third and fourth quarter seasonality; and earnings) that involve risks and uncertainties that could cause results of Agilent to differ materially from management’s current expectations.

In addition, other risks that Agilent faces in running its operations include the ability to execute successfully through business cycles while it continues to implement cost reductions; the ability to meet and achieve the benefits of its cost-reduction goals and otherwise successfully adapt its cost structures to continuing changes in business conditions; ongoing competitive, pricing and gross margin pressures; the risk that our cost-cutting initiatives will impair our ability to develop products and remain competitive and to operate effectively; the impact of geopolitical uncertainties on our markets and our ability to conduct business; the ability to improve asset performance to adapt to changes in demand; the ability to successfully introduce new products at the right time, price and mix, and other risks detailed in Agilent’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended Jan. 31, 2005.

# # #

(1)	Before net restructuring and amortization charges in all periods.
(2)	Free cash flow is defined as Net Cash provided by operating activities less Investments in property, plant and equipment.
(3)	Agilent’s expected range of EPS for Q305 and Q405 excludes restructuring, which cannot be estimated, and amortization of intangibles, which is expected to be approximately $3 million per quarter. The annual non-GAAP tax rate is assumed to be 23 percent. Beginning in Q304, Agilent is treating its senior convertible debentures as “if converted.” As a result, approximately 36 million shares were added to the denominator of diluted EPS, and $6.6 million of associated after-tax quarterly interest expense was added back to the numerator.
(4)	Before restructuring charges in all periods.
(5)	Refer to financial results tables for ROIC.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended April 30,		Percent Inc/(Dec)
	2005	2004
Orders	$1,725	$1,892	(9)%

Net revenue	$1,688	$1,831	(8)%

Costs and expenses:
Cost of products and services	898	1,023	(12)%
Research and development	248	237	5%
Selling, general and administrative	460	460	—

Total costs and expenses	1,606	1,720	(7)%

Income from operations	82	111	(26)%

Other income (expense), net	38	17	124%

Income before taxes	120	128	(6)%

Provision for taxes	25	24	4%

Net income	$95	$104	(9)%

Net income per share:
Basic	$0.19	$0.22
Diluted	$0.19	$0.21

Weighted average shares used in computing net income per share:
Basic	491	481
Diluted	496	495

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(In millions, except per share amounts)

(Unaudited)

	Six Months Ended April 30,		Percent Inc/(Dec)
	2005	2004
Orders	$3,330	$3,623	(8)%

Net revenue	$3,346	$3,474	(4)%

Costs and expenses:
Cost of products and services	1,805	1,927	(6)%
Research and development	480	466	3%
Selling, general and administrative	884	891	(1)%

Total costs and expenses	3,169	3,284	(4)%

Income from operations	177	190	(7)%

Other income (expense), net	67	21	219%

Income before taxes	244	211	16%

Provision for taxes	46	36	28%

Net income	$198	$175	13%

Net income per share:
Basic	$0.40	$0.36
Diluted	$0.40	$0.36

Weighted average shares used in computing net income per share:
Basic	491	481
Diluted	496	492

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Excluding Restructuring, Amortization of Intangibles

and Non-Operational Items

(In millions, except per share amounts)

(Unaudited)

	Three Months Ended April 30,		Percent Inc/(Dec)
	2005	2004
Orders	$1,725	$1,892	(9)%

Net revenue	$1,688	$1,831	(8)%

Costs and expenses:
Cost of products and services	898	1,010	(11)%
Research and development	246	237	4%
Selling, general and administrative	441	435	1%

Total costs and expenses	1,585	1,682	(6)%

Income from operations	103	149	(31)%

Other income (expense), net	26	15	73%

Income before taxes	129	164	(21)%

Provision for taxes	28	45	(38)%

Non-GAAP net income	$101	$119	(15)%

Non-GAAP net income per share:
Basic	$0.21	$0.25
Diluted	$0.20	$0.24

Weighted average shares used in computing non-GAAP net income per share:
Basic	491	481
Diluted	532	495

The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following items and reconcile to GAAP net income:

Net income per GAAP	$95	$104
Non-GAAP adjustments:
Other intangibles	3	7
Restructuring and asset impairment	3	20
Gain on sale of equity investments	(8)	—
Gain on camera module divesture	(12)	—
Gain on sale of assets	(10)	—
Investment impairments	9	—
Inventory write-down/2” fab decommissioning	5	—
Donation to Agilent foundation	10	—
Other	9	9
Adjustment for income taxes	(3)	(21)

Non-GAAP net income	$101	$119

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s net income (loss) and net income (loss) per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

Excluding Restructuring, Amortization of Intangibles

and Non-Operational Items

(In millions, except per share amounts)

(Unaudited)

	Six Months Ended April 30,		Percent Inc/(Dec)
	2005	2004
Orders	$3,330	$3,623	(8)%

Net revenue	$3,346	$3,474	(4)%

Costs and expenses:
Cost of products and services	1,799	1,897	(5)%
Research and development	477	456	5%
Selling, general and administrative	861	835	3%

Total costs and expenses	3,137	3,188	(2)%

Income from operations	209	286	(27)%

Other income (expense), net	52	27	93%

Income before taxes	261	313	(17)%

Provision for taxes	60	91	(34)%

Non-GAAP net income	$201	$222	(9)%

Non-GAAP net income per share:
Basic	$0.41	$0.46
Diluted	$0.40	$0.45

Weighted average shares used in computing non-GAAP net income per share:
Basic	491	481
Diluted	532	492

The above non-GAAP condensed consolidated statement of operations has been adjusted to exclude the following items and reconcile to GAAP net income:

Net income per GAAP	$198	$175
Non-GAAP adjustments:
Other intangibles	6	18
Restructuring and asset impairment	10	73
Gain on sale of equity investments	(8)	—
Gain on camera module divesture	(12)	—
Gain on sale of assets	(10)	—
Gain on sale of investments	(7)	—
Investment impairments	13	—
Inventory write-down/2” fab decommissioning	5	—
Donation to Agilent foundation	10	—
Other	10	11
Adjustment for income taxes	(14)	(55)

Non-GAAP net income	$201	$222

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s net income (loss) and net income (loss) per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEET

(In millions, except par value and share amounts)

(Unaudited)

	April 30, 2005	October 31, 2004
ASSETS
Current assets:
Cash and cash equivalents	$2,685	$2,315
Accounts receivable, net	953	1,044
Inventory	958	1,026
Other current assets	231	192

Total current assets	4,827	4,577

Property, plant and equipment, net	1,185	1,258
Goodwill and other intangible assets, net	458	443
Other assets	812	778

Total assets	$7,282	$7,056

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$389	$441
Employee compensation and benefits	526	545
Deferred revenue	314	284
Income and other taxes payable	365	340
Other accrued liabilities	185	261

Total current liabilities	1,779	1,871

Senior convertible debentures	1,150	1,150
Other liabilities	484	466

Total liabilities	3,413	3,487

Commitments and contingencies	—	—

Stockholders’ equity:
Preferred stock; $0.01 par value; 125 million shares authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 2 billion shares authorized; 491 million shares at April 30, 2005 and 487 million shares at October 31, 2004 issued and outstanding	5	5
Additional paid-in capital	5,259	5,195
Accumulated deficit	(1,612)	(1,810)
Accumulated comprehensive income	217	179

Total stockholders’ equity	3,869	3,569

Total liabilities and stockholders’ equity	$7,282	$7,056

AGILENT TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(In millions)

(Unaudited)

	Six months ended April 30, 2005	Three months ended April 30, 2005
Cash flows from operating activities:
Net income	$198	$95
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	115	56
Amortization	7	3
Deferred taxes	12	4
Asset impairment charges	18	10
Gain on sale of investments	(16)	(9)
Gain on sale of assets	(21)	(19)
Changes in assets and liabilities:
Accounts receivable	99	(3)
Inventory	46	58
Accounts payable	(42)	(17)
Employee compensation and benefits	(20)	68
Income taxes and other taxes payable	24	16
Other current assets and liabilities	(87)	(82)
Other long-term assets and liabilities	9	25

Net cash provided by operating activities (1)	342	205

Cash flows from investing activities:
Investments in property, plant and equipment	(86)	(42)
Investment in equity securities	(3)	(3)
Proceeds from sale of investments	22	12
Proceeds from sale of assets	70	63
Increase in restricted cash	(21)	(1)
Purchase of intangible assets	(19)	(9)

Net cash (used in) provided by investing activities	(37)	20

Cash flows from financing activities:
Issuance of common stock under employee stock plans	62	4
Net borrowings (payments) of notes payable and short-term borrowings	(3)	(26)

Net cash provided by (used in) financing activities	59	(22)

Impact of exchange rate movements	6	(1)

Net increase in cash and cash equivalents	370	202

Cash and cash equivalents at beginning of period	2,315	2,483

Cash and cash equivalents at end of period	$2,685	$2,685

(1) Cash payments included in operating activities:
Restructuring	40	17
Income tax payments	15	13

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET INCOME

THREE MONTHS ENDED APRIL 30, 2005

(Unaudited)

	GAAP	Non-GAAP Adjustments										Non-GAAP
(In millions, except per share amounts)		Other Intangibles	Restructuring and Asset Impairment	Gain on Sale of Equity Investments	Gain on Camera Module Divesture	Gain on Sale of Assets	Investment Impairments	Inventory Write-Down/ 2” Fab Decommissioning	Donation to Agilent Foundation	Other	Adjustment for Income Taxes
Orders	$1,725	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,725

Net revenue	$1,688	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	1,688

Costs and expenses:
Cost of products and services	898	(2)	—	—	—	10	—	(5)	—	(3)	—	898
Research and development	248	—	—	—	—	—	—	—	—	(2)	—	246
Selling, general and administrative	460	(1)	(3)	—	—	—	—	—	(10)	(5)	—	441

Total costs and expenses	1,606	(3)	(3)	—	—	10	—	(5)	(10)	(10)	—	1,585

Income from operations	82	3	3	—	—	(10)	—	5	10	10	—	103

Other income (expense), net	38	—	—	(8)	(12)	—	9	—	—	(1)	—	26

Income before taxes	120	3	3	(8)	(12)	(10)	9	5	10	9	—	129

Provision for taxes	25	—	—	—	—	—	—	—	—	—	3	28

Net income	$95	$3	$3	$(8)	$(12)	$(10)	$9	$5	$10	$9	$(3)	101

Net income per share - Basic and Diluted:

Basic	$0.19	$0.01	$0.01	$(0.02)	$(0.02)	$(0.02)	$0.02	$0.01	$0.02	$0.02	$(0.01)	$0.21
Diluted	$0.19	$0.01	$(0.00)	$(0.02)	$(0.02)	$(0.02)	$0.02	$0.01	$0.02	$0.02	$(0.01)	$0.20	(1)

Weighted average shares used in computing net income per share:

Basic	491	491	491	491	491	491	491	491	491	491	491	491
Diluted	496	532	532	532	532	532	532	532	532	532	532	532	(1)

(1)	In order to calculate non-GAAP diluted net income per share, we added 36 million shares and approximately $7 million of after-tax interest expense to non-GAAP net income to treat our senior convertible debentures as if they were converted. There was no impact of this to our diluted earnings per share.

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s net income (loss) and net income (loss) per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET INCOME

SIX MONTHS ENDED APRIL 30, 2005

(Unaudited)

	GAAP	Non-GAAP Adjustments											Non-GAAP
(In millions, except per share amounts)		Other Intangibles	Restructuring and Asset Impairment	Gain on Sale of Equity Investments	Gain on Camera Module Divesture	Gain on Sale of Assets	Gain on Sale of Investments	Investment Impairments	Inventory Write- Down/ 2” Fab Decomm- issioning	Donation to Agilent Foundation	Other	Adjustment for Income Taxes
Orders	$3,330	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,330

Net revenue	$3,346	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	3,346

Costs and expenses:
Cost of products and services	1,805	(4)	(3)	—	—	10		—	(5)	—	(4)	—	1,799
Research and development	480	—	(1)	—	—	—		—	—	—	(2)	—	477
Selling, general and administrative	884	(2)	(6)	—	—	—		—	—	(10)	(5)	—	861

Total costs and expenses	3,169	(6)	(10)	—	—	10	—	—	(5)	(10)	(11)	—	3,137

Income	177	6	10	—	—	(10)	—	—	5	10	11	—	209

Other income (expense), net	67	—	—	(8)	(12)	—	(7)	13	—	—	(1)	—	52

Income before taxes	244	6	10	(8)	(12)	(10)	(7)	13	5	10	10	—	261

Provision for taxes	46	—	—	—	—	—		—	—	—	—	14	60

Net income	$198	$6	$10	$(8)	$(12)	$(10)	$(7)	$13	$5	$10	$10	$(14)	201

Net income per share - Basic and Diluted:

Basic	$0.40	$0.01	$0.02	$(0.02)	$(0.02)	$(0.02)	$(0.01)	$0.03	$0.01	$0.02	$0.02	$(0.03)	$0.41
Diluted	$0.40	$0.01	$0.02	$(0.02)	$(0.02)	$(0.02)	$(0.01)	$0.02	$0.01	$0.02	$0.02	$(0.03)	$0.40	(1)

Weighted average shares used in computing net income per share:

Basic	491	491	491	491	491	491	491	491	491	491	491	491	491
Diluted	496	532	532	532	532	532	532	532	532	532	532	532	532	(1)

(1)	In order to calculate non-GAAP diluted net income per share, we added 36 million shares and approximately $7 million of after-tax quarterly interest expense to non-GAAP net income to treat our senior convertible debentures as if they were converted. There was no impact of this to our diluted earnings per share.

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s net income (loss) and net income (loss) per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET INCOME

THREE MONTHS ENDED APRIL 30, 2004

(Unaudited)

	GAAP	Non-GAAP Adjustments				Non-GAAP
(In millions, except per share amounts)		Other Intangibles	Restructuring and Asset Impairment	Other	Adjustment for Income Taxes
Orders	$1,892	$—	$—	$—	$—	$1,892

Net revenue	$1,831	$—	$—	$—	$—	$1,831

Costs and expenses:
Cost of products and services	1,023	(6)	(7)	—	—	1,010
Research and development	237	—	—	—	—	237
Selling, general and administrative	460	(1)	(13)	(11)	—	435

Total costs and expenses	1,720	(7)	(20)	(11)	—	1,682

Income from operations	111	7	20	11	—	149

Other income (expense), net	17	—	—	(2)	—	15

Income before taxes	128	7	20	9	—	164

Provision for taxes	24	—	—	—	21	45

Net income	$104	$7	$20	$9	$(21)	$119

Net income per share - Basic and Diluted:
Basic	$0.22	$0.01	$0.04	$0.02	$(0.04)	$0.25
Diluted	$0.21	$0.01	$0.04	$0.02	$(0.04)	$0.24

Weighted average shares used in computing net income per share:

Basic	481	481	481	481	481	481
Diluted	495	495	495	495	495	495

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s net income (loss) and net income (loss) per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC

RECONCILIATION FROM GAAP TO NON-GAAP

NET INCOME

SIX MONTHS ENDED APRIL 30, 2004

(Unaudited)

	GAAP	Non-GAAP Adjustments				Non-GAAP
(In millions, except per share amounts)		Other Intangibles	Restructuring and Asset Impairment	Other	Adjustment for Income Taxes
Orders	$3,623	$—	$—	$—	$—	$3,623

Net revenue	$3,474	$—	$—	$—	$—	$3,474

Costs and expenses:
Cost of products and services	1,927	(15)	(15)	—	—	1,897
Research and development	466	—	(10)	—	—	456
Selling, general and administrative	891	(3)	(40)	(13)	—	835

Total costs and expenses	3,284	(18)	(65)	(13)	—	3,188

Income from operations	190	18	65	13	—	286

Other income (expense), net	21	—	8	(2)	—	27

Income before taxes	211	18	73	11	—	313

Provision for taxes	36	—	—	—	55	91

Net income	$175	$18	$73	$11	$(55)	$222

Net income per share - Basic and Diluted:
Basic	$0.36	$0.04	$0.15	$0.02	$(0.11)	$0.46
Diluted	$0.36	$0.03	$0.15	$0.02	$(0.11)	$0.45

Weighted average shares used in computing net income per share:

Basic	481	481	481	481	481	481
Diluted	492	492	492	492	492	492

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s net income (loss) and net income (loss) per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

LIFE SCIENCES AND CHEMICAL ANALYSIS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended April 30, 2005	Three months ended April 30, 2004	Yr vs.Yr % change	Three months ended January 31, 2005	Sequential % change
Orders	$385	$338	14%	$356	8%
Net Revenue	$344	$333	3%	$354	(3)%
Income from operations	$39	$37	5%	$51	(24)%

	Six months ended April 30, 2005	Six months ended April 30, 2004	Yr vs.Yr % change
Orders	$741	$645	15%
Net Revenue	$698	$646	8%
Income from operations	$90	$84	7%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and unallocated infrastructure charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

TEST AND MEASUREMENT INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended April 30, 2005	Three months ended April 30, 2004	Yr vs.Yr % change	Three months ended January 31, 2005	Sequential % change
Orders	$757	$739	2%	$652	16%
Net Revenue	$748	$700	7%	$700	7%
Income from operations	$72	$12	500%	$63	14%

	Six months ended April 30, 2005	Six months ended April 30, 2004	Yr vs.Yr % change
Orders	$1,409	$1,375	2%
Net Revenue	$1,448	$1,337	8%
Income from operations	$135	$17	694%

Q2 FY05 vs Q1 FY05 BY MARKET SEGMENT

	Orders			Net Revenue
	Q2 FY05 $ Amount	Sequential % change	% of Segment	Q2 FY05 $ Amount	Sequential % change	% of Segment
Communications test	$531	17%	70%	$538	14%	72%
General purpose test	226	14%	30%	210	(7)%	28%

	$757	16%	100%	$748	7%	100%

Q2 FY05 vs Q2 FY04 BY MARKET SEGMENT

	Orders		Net Revenue
	Q2 FY05 $ Amount	Yr vs.Yr % change	Q2 FY05 $ Amount	Yr vs.Yr % change
Communications test	$531	2%	$538	10%
General purpose test	226	4%	210	(1)%

	$757	2%	$748	7%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and unallocated infrastructure charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

AUTOMATED TEST INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended April 30, 2005	Three months ended April 30, 2004	Yr vs.Yr % change	Three months ended January 31, 2005	Sequential % change
Orders	$171	$286	(40)%	$160	7%
Net Revenue	$181	$266	(32)%	$155	17%
Income (loss) from operations	$(20)	$35	(157)%	$(34)	41%

	Six months ended April 30, 2005	Six months ended April 30, 2004	Yr vs.Yr % change
Orders	$331	$486	(32)%
Net Revenue	$336	$485	(31)%
Income (loss) from operations	$(54)	$56	(196)%

Q2 FY05 vs Q1 FY05 BY MARKET SEGMENT

	Orders			Net Revenue
	Q2 FY05 $ Amount	Sequential % change	% of Segment	Q2 FY05 $ Amount	Sequential % change	% of Segment
Semiconductor test	$133	3%	78%	$147	20%	81%
Manufacturing test	38	23%	22%	34	6%	19%

	$171	7%	100%	$181	17%	100%

Q2 FY05 vs Q2 FY04 BY MARKET SEGMENT

	Orders		Net Revenue
	Q2 FY05 $ Amount	Yr vs.Yr % change	Q2 FY05 $ Amount	Yr vs.Yr % change
Semiconductor test	$133	(45)%	$147	(35)%
Manufacturing test	38	(17)%	34	(17)%

	$171	(40)%	$181	(32)%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and unallocated infrastructure charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

SEMICONDUCTOR PRODUCTS INFORMATION

(In millions, except percent changes)

(Unaudited)

	Three months ended April 30, 2005	Three months ended April 30, 2004	Yr vs.Yr % change	Three months ended January 31, 2005	Sequential % change
Orders	$464	$443	5%	$380	22%
Net Revenue	$414	$457	(9)%	$381	9%
Income from operations	$12	$50	(76)%	$15	(20)%

	Six months ended April 30, 2005	Six months ended April 30, 2004	Yr vs.Yr % change
Orders	$844	$930	(9)%
Net Revenue	$795	$887	(10)%
Income from operations	$27	$117	(77)%

Q2 FY05 vs Q1 FY05 BY MARKET SEGMENT

	Orders			Net Revenue
	Q2 FY05 $ Amount	Sequential % change	% of Segment	Q2 FY05 $ Amount	Sequential % change	% of Segment
Networking	$152	17%	33%	$145	14%	35%
Personal systems	312	25%	67%	269	6%	65%

	$464	22%	100%	$414	9%	100%

Q2 FY05 vs Q2 FY04 BY MARKET SEGMENT

	Orders		Net Revenue
	Q2 FY05 $ Amount	Yr vs.Yr % change	Q2 FY05 $ Amount	Yr vs.Yr % change
Networking	$152	11%	$145	(4)%
Personal systems	312	2%	269	(12)%

	$464	5%	$414	(9)%

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and unallocated infrastructure charges.

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products that will be delivered within six months.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

Segment Information

Reconciliation of Reporting Segments to Agilent Consolidated Totals

(In millions)

(Unaudited)

	Three months ended April 30,		Three months ended January 31,
	2005	2004	2005
Orders

Life Sciences and Chemical Analysis	$385	$338	$356
Test and Measurement	757	739	652
Automated Test	171	286	160
Semiconductor Products	464	443	380

Camera Module	(52)	86	55
Unallocated infrastructure and rounding	—	—	2

Total Agilent orders	$1,725	$1,892	$1,605

	Three months ended April 30		Three months ended January 31, 2005
	2005	2004
Net Revenue

Life Sciences and Chemical Analysis	$344	$333	$354
Test and Measurement	748	700	700
Automated Test	181	266	155
Semiconductor Products	414	457	381

Camera Module	—	75	69
Unallocated infrastructure and rounding	1	—	(1)

Total Agilent net revenue	$1,688	$1,831	$1,658

	Three months ended April 30		Three months ended January 31, 2005
	2005	2004
Income from Operations

Life Sciences and Chemical Analysis	$39	$37	$51
Test and Measurement	72	12	63
Automated Test	(20)	35	(34)
Semiconductor Products	12	50	15

Camera Module	—	15	12
Unallocated infrastructure charges	—	—	(1)

Total Agilent Non-GAAP income from operations	$103	$149	$106

Income (loss) from operations reflect the results of our reportable segments under Agilent’s management reporting system which are not necessarily in conformity with accounting principles generally accepted in the United States (GAAP). Income (loss) from operations of our reporting segments excludes restructuring, amortization of intangibles, non-operational charges and unallocated infrastructure charges.

Historical amounts were reclassified to conform with current period presentation.

AGILENT TECHNOLOGIES, INC.

ORDERS AND NET REVENUE FROM OPERATIONS

BY GEOGRAPHY

(In millions, except percent changes)

(Unaudited)

	Three Months Ended April 30,		Percent Inc/(Dec)
	2005	2004
ORDERS

Americas	$628	$669	(6)%
Europe	365	353	3%
Asia Pacific	732	870	(16)%

Total	$1,725	$1,892	(9)%

NET REVENUE

Americas	$578	$588	(2)%
Europe	363	374	(3)%
Asia Pacific	747	869	(14)%

Total	$1,688	$1,831	(8)%

	Six Months Ended April 30,		Percent Inc/(Dec)
	2005	2004
ORDERS

Americas	$1,125	$1,221	(8)%
Europe	756	725	4%
Asia Pacific	1,449	1,677	(14)%

Total	$3,330	$3,623	(8)%

NET REVENUE

Americas	$1,137	$1,161	(2)%
Europe	753	737	2%
Asia Pacific	1,456	1,576	(8)%

Total	$3,346	$3,474	(4)%

In general, recorded orders represent firm purchase commitments from our customers with established terms and conditions for products and services that will be delivered within six months.

AGILENT TECHNOLOGIES, INC

RECONCILIATION OF DAYS ON HAND (DOH)

(In millions)

	Q205	Q204	Yr vs. Yr Change in Days
GAAP
Costs of Products and Services	898	1,023
Net Inventory	958	1,050

GAAP Inventory Days	96	92	4

Non-GAAP
Costs of Products and Services	898	1,023
Less:
Amortization of Intangibles	2	6
Restructuring	—	7
Inventory Charges	18	1
Other	(9)	—

Adjusted Costs of Products and Services	887	1,009
Net Inventory	958	1,050

Non-GAAP Inventory Days	97	94	3

GAAP DOH Formula:	(Quarter end net inventory x 90 Days)/(Current quarter’s COGS)

Non-GAAP DOH Formula:	(Quarter-end net inventory x 90 Days)/(Current quarter’s COGS - Inventory Charges - Non-GAAP Adjustments)

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s net income (loss) and net income (loss) per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

AGILENT TECHNOLOGIES, INC.

Reconciliation of Segment ROIC

(In millions)

(Unaudited)

	Q2 FY05 LSCA	Q2 FY05 TMO	Q2 FY05 ATG	Q2 FY05 SPG	Q1 FY05 LSCA	Q1 FY05 TMO	Q1 FY05 ATG	Q1 FY05 SPG	Q2 FY04 LSCA	Q2 FY04 TMO	Q2 FY04 ATG	Q2 FY04 SPG
Numerator:
Segment income (loss) from operations	$39	$72	$(20)	$12	$51	$63	$(34)	$15	$37	$12	$35	$50
Less:
Other (income) expense and taxes	11	11	(6)	(5)	13	12	(9)	(3)	17	6	14	(8)

Segment return	28	61	(14)	17	38	51	(25)	18	20	6	21	58

Segment return annualized	$112	$244	$(56)	$68	$152	$204	$(100)	$72	$80	$24	$84	$232

Denominator:
Segment assets (1)	$721	$2,020	$738	$1,273	$704	$2,025	$702	$1,346	$710	$2,288	$798	$1,367
Less:
Net current liabilities (2)	203	430	121	245	203	414	115	221	188	444	108	285

Invested capital	$518	$1,590	$617	$1,028	$501	$1,611	$587	$1,125	$522	$1,844	$690	$1,082

Average Invested capital	$510	$1,601	$602	$1,077	$526	$1,676	$587	$1,140	$537	$1,870	$679	$1,094

ROIC	22%	15%	-9%	6%	29%	12%	-17%	6%	15%	1%	12%	21%

ROIC calculation: (annualized current quarter segment return)/(average of the two most recent quarter-end balances of Segment Invested Capital)

(1)	Segment assets consist of inventory, accounts receivable, property plant and equipment, gross goodwill and other intangibles, deferred taxes and allocated corporate assets.
(2)	Includes accounts payable, employee compensation and benefits, other accrued liabilities and allocated corporate liabilities.

We provide non-GAAP financial information in order to provide meaningful supplemental information regarding our operational performance and to enhance our investors’ overall understanding of our core current financial performance and our prospects for the future. We believe that our investors benefit from seeing our results “through the eyes” of management in addition to the GAAP presentation. Management measures segment and enterprise performance using measures such as those that are disclosed in this release. This information facilitates management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results.

Non-GAAP information allows for greater transparency to supplemental information used by management in its financial and operational decision making. Historically, we have reported similar non-GAAP information to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting.

This information is not in accordance with, or an alternative for, generally accepted accounting principles in the United States. It excludes items, such as restructuring and amortization, that may have a material effect on the company’s net income (loss) and net income (loss) per share calculated in accordance with GAAP. Management monitors these items to ensure that expenses are in line with expectations and that our GAAP results are correctly stated but does not use them to measure the ongoing operating performance of the company. The non-GAAP information we provide may be different from the non-GAAP information provided by other companies.

Historical amounts were reclassified to conform with current period presentation.